SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant[x]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting  Material  Pursuant  to  section  240.14a-11(c)  or  section
       240.14a-12

               --------------------------------------------------

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

               --------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)   Title of each class of securities to which transaction applies:
             -----------------------------------------
        2)   Aggregate number of securities to which transaction applies:
             -----------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             -----------------------------------------
        4)   Proposed maximum aggregate value of transaction:
             -----------------------------------------
        5)   Total fee paid:
             -----------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

                    95 Wall Street, New York, New York 10005
                                  212-858-8000

                                   -----------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   -----------

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the First Investors New York Insured Tax Free Fund, Inc. (the "Fund") will be held on April 18, 1997 at 10:00 a.m. (New York time) at the offices of First Investors Corporation, 95 Wall Street (23rd floor), New York, New York 10005 (the "Meeting"). The Meeting will be held for the purpose of considering and voting on the following matters:

         (1) To approve the elimination of the following fundamental investment policies of the Fund and related provisions in the Fund's By-Laws as follows:

               (a)  To  eliminate  the  Fund's  fundamental   investment  policy
                    regarding portfolio diversification and to replace that policy with an amended non-fundamental policy;

               (b)  To  eliminate  the  Fund's  fundamental   investment  policy
                    relating to investing in unseasoned issuers; and

               (c) To eliminate the Fund's fundamental investment policy relating to investing in other investment companies or investment trusts and to replace that policy with an amended non-fundamental investment policy.

         (2) To amend Article XIII of the Fund's By-Laws regarding procedures for amending the By-Laws, including amendments to the investment restrictions in
Section 1 of Article XI of the By-Laws;

         (3) To ratify the selection of Tait, Weller & Baker as the Fund's independent public accountants for the 1997 fiscal year; and

         (4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on February 21, 1997 are entitled to notice of and to vote at the Meeting.

                                            By Order of the Board of Directors,


                                            CONCETTA DURSO
                                            Secretary

New York, New York
March 10, 1997

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

                    95 Wall Street, New York, New York 10005
                                  212-858-8000

                                   ----------
                                 PROXY STATEMENT
                                   ----------

         This statement is furnished in connection with the solicitation by the Board of Directors ("Directors") of the First Investors New York Insured Tax Free Fund, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. on April 18, 1997 (the "Meeting") and any adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, dated March 10, 1997.

         The Notice of Meeting, this Proxy Statement and the enclosed proxy ballot ("Proxy") are being mailed to shareholders of the Fund beginning on or about March 10, 1997. Holders of record of shares of beneficial interest ("Shares") of the Fund at the close of business on February 21, 1997 (the "Record Date") will be entitled to one vote per Share on all business of the Meeting on which they are entitled to vote and any adjournment or adjournments thereof. On the Record Date, there were outstanding and entitled to vote 13,960,193 Shares of the Fund. The Fund's principal executive office is located at 95 Wall Street, New York, New York 10005. YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO THE FUND AT 95 WALL STREET, NEW YORK, NEW YORK 10005 OR BY CALLING 1-800-423-4026.


                        PROXIES AND VOTING AT THE MEETING

         The holders of one-third of the Fund's Shares outstanding on the Record Date, represented in person or by Proxy, must be present to form a quorum for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposals ("Proposals") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournments will require the affirmative vote of a majority of those Fund Shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any such Proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment as to other Proposals if sufficient votes for approval have been received and it is otherwise appropriate.

         Abstentions and broker non-votes will be counted as Shares present for determining whether a quorum is present, but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are Shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal.

         All valid Proxies received prior to the Meeting, or any adjournments thereof, will be voted at the Meeting. All Proxies will be voted in accordance with the instructions of the shareholder. If no instruction is specified the Proxies will be voted FOR the matters set forth in the accompanying Notice of Special Meeting of Shareholders and the persons named as proxies will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournments thereof. A shareholder who executes a Proxy retains the right to revoke it at any time insofar as it has not been exercised. A Proxy may be revoked by the subsequent execution and submission of a revised Proxy, by written notice of revocation to the secretary of the Fund, or by voting in person at the Meeting.

         Whether or not you are able to attend the Meeting, your proxy vote is important. Because most shareholders are not able to be present at the Meeting, it is necessary that enough Shares be represented by Proxy to constitute, together with the Shares present in person, a quorum so that a Meeting can be held. We therefore urge you to mark, date, sign and mail your proxy promptly to make certain that your Shares are represented and will be voted at the Meeting. In order to avoid additional expense to the Fund of further solicitation, we ask your cooperation in mailing your Proxy promptly.


PROPOSAL NO. 1: ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND RELATED AMENDMENTS TO THE FUND'S BY-LAWS

         The Investment Company Act of 1940, as amended ("1940 Act"), requires registered investment companies like the Fund to specify in their registration statements certain investment policies which are "fundamental" and, as such, can only be changed upon approval by shareholders ("Fundamental Policies"). Since the Fund commenced operations, there have been substantial changes in the securities markets and in the Federal and state securities laws applicable to investment companies. In order to react to these changes and be able to take advantage of additional investment opportunities, the Fund is seeking shareholder approval to eliminate three Fundamental Policies set forth in the Fund's registration statement and to eliminate three similar restrictions in the Fund's By-Laws ("By-Laws"). In two of these three instances, the Fundamental Policies would be replaced with a less restrictive non-fundamental policy that can be amended in the future only by the Directors. Shareholders should consider and vote separately on each of these three proposals.


PROPOSAL NO. 1(a): ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PORTFOLIO DIVERSIFICATION.

         The Fund is classified as a "diversified" investment company. Under the 1940 Act, the Fund is "diversified" if at least 75% of the value of its total assets is represented by cash, cash items, U.S. Government securities, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the investment company's total assets and no more than 10% of the outstanding voting securities of such issuer.

         The Fund currently has a Fundamental Policy which provides that, with respect to 100% of its assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or more than 10% in the outstanding voting securities of such issuer. There is a comparable limit in Article XI,
Section 1(c) of the Fund's By-Laws. This By-Law section also prohibits the Fund from investing more that 25% of its total assets in obligations of issuers within one industry, except obligations of U.S. domestic bank branches. The Fund's current diversification limits are more restrictive than the diversification requirements in the 1940 Act, which only apply to 75% of the Fund's assets. Moreover, under Securities and Exchange Commission guidelines, industry concentration limits are inapplicable to investments in tax-exempt securities issued by governments or political subdivisions thereof because such issuers are not members of any industry. Thus, the Directors propose that the present Fundamental Policy of the Fund, and Section 1(c) of Article XI of the By-Laws, be eliminated and replaced by a non-fundamental policy that the Fund may not:

         With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Unlike a Fundamental Policy, which can be amended only with shareholder approval, a non-fundamental policy can be amended only by the Directors. However, pursuant to 1940 Act requirements, the Fund cannot change its status from a diversified investment company to a non-diversified investment company without shareholder approval. The proposed new non-fundamental policy set forth above complies with the current definition of a diversified investment company. Exhibit A sets forth specifically the differences between the Fund's current
Fundamental   Policy   regarding    diversification   and   the   proposed   new
non-fundamental  policy  regarding  diversification.  Exhibit A also sets  forth
Section 1(c) of Article XI of the Fund's By-Laws, which the Directors propose to eliminate.

         The primary purpose of this Proposal is to give the Fund greater investment flexibility by permitting the Fund to acquire larger positions in the securities of a limited number of individual issuers and to react to potential future legal changes without incurring the cost of shareholder approval. The Directors believe that this increased flexibility may provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities increases the Fund's exposure to credit and other risks associated with the issuer's financial condition and business operations, including risk of default on debt securities. However, the Fund will seek to control these risks by satisfying the 1940 Act diversification requirements applicable to a "diversified" fund.

VOTE REQUIRED

         The favorable vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, assuming a quorum is present, or
(2) more than 50% of the outstanding voting Shares of the Fund is required to approve this Proposal.

RECOMMENDATION OF THE DIRECTORS

         The Directors have concluded that the proposed amendment may benefit the Fund and its shareholders by providing increased investment flexibility, which may result in enhanced Fund performance. Thus, the Directors recommend voting FOR the proposed amendment. If the Proposal is not approved the Fund's current Fundamental Policy and related By-Law provision regarding diversification will remain unchanged.

PROPOSAL NO. 1(b): ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTING IN UNSEASONED ISSUERS

         The Fund currently has a Fundamental Policy which provides that the Fund may not:

         [p]urchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

There is a comparable limit in Section 1(e) of Article XI of the Fund's By-Laws. These restrictions were adopted by the Fund in order to comply with certain state laws. However, the National Securities Markets Improvement Act of 1996 now prohibits the states from enforcing these types of restrictions. Thus, the Fund no longer must comply with state laws requiring this restriction.

         The Directors thus propose that the above-quoted Fundamental Policy and
Section 1(e) of Article XI of the By-Laws be eliminated. They have determined that these limits unnecessarily restrict the Fund from taking advantage of potential investment opportunities that may be available to similar investment companies. The primary purpose of this Proposal is to provide the Fund with additional investment options and flexibility. The Directors believe that this increased flexibility may provide opportunities to enhance the Fund's performance. The Fund's investment adviser has no current intent to invest more than 5% of the Fund's total assets in securities of unseasoned issuers.

VOTE REQUIRED

         The favorable vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, assuming a quorum is present, or
(2) more than 50% of the outstanding voting Shares of the Fund is required to approve this Proposal.

RECOMMENDATION OF THE DIRECTORS

         The Directors have concluded that the proposed amendment may benefit the Fund and its shareholders by providing increased investment flexibility and opportunity, which may result in enhanced Fund performance. Thus, the Directors recommend voting FOR the proposed amendment. If the Proposal is not approved the Fund's current Fundamental Policy and related By-Law provision relating to investing in unseasoned issuers will remain unchanged.


PROPOSAL NO. 1(c): ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES OR INVESTMENT TRUSTS

         The Fund currently has a Fundamental Policy which provides that the Fund may not:

         [p]urchase the securities of other [investment] companies or investment
         trusts,   except  as  they  may  be  acquired  as  part  of  a  merger, consolidation or acquisition of assets.

There is a comparable limit in Section 1(d) of Article XI of the Fund's By-Laws. These policies are more restrictive than the 1940 Act limits on investing in other investment companies. The 1940 Act generally permits a fund to invest up to ten percent of its total assets in the shares of other investment companies in the aggregate, subject to the restrictions that (1) a fund cannot acquire more than three percent of the total outstanding voting stock of another investment company and (2) a fund cannot invest more than five percent of the value of its total assets in securities of a single other investment company.

         Because the current Fund policy is more restrictive than the 1940 Act limit, the Directors propose that the present Fundamental Policy of the Fund, and Section 1(d) of Article XI of the By-Laws, be eliminated and replaced by a non-fundamental policy that the Fund may not:

         invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

Unlike a Fundamental Policy, which can be amended only with shareholder approval, a non-fundamental policy can be amended only by the Directors. Exhibit

A sets forth specifically the differences between the Fund's current Fundamental Policy regarding investments in other investment companies and the proposed new non-fundamental policy regarding such investments. Exhibit A also sets forth
Section 1(d) of Article XI of the Fund's By-Laws, which the Directors propose to eliminate.

         The primary purpose of this Proposal is to give the Fund the flexibility to obtain a better return on its investments without assuming substantial additional risk and to enable the Fund to react to potential future changes in the law without incurring the costs associated with shareholder meetings.

         Any investment by the Fund in shares of another investment company will be subject to the management fees and expenses of such investment company. Thus, investment by the Fund in shares of another investment company may result, in effect, in payment by shareholders of additional fees and expenses. However, the Fund would make such investments only when the Fund's investment adviser believes that Fund shareholders would receive a net benefit from such an investment. The Fund's investment adviser has no current intent to invest in the securities of other investment companies.

VOTE REQUIRED

         The favorable vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, assuming a quorum is present, or
(2) more than 50% of the outstanding voting Shares of the Fund is required to approve this Proposal.

RECOMMENDATION OF THE DIRECTORS

         The Directors have concluded that the proposed amendment may benefit the Fund by providing increased investment flexibility without assuming substantial additional risk, which may result in enhanced Fund performance. Thus, the Directors recommend voting FOR the proposed amendment. If the Proposal is not approved the Fund's current Fundamental Policy and related By-Law provision relating to investing in other investment companies will remain unchanged.


PROPOSAL NO. 2: AMENDMENT OF ARTICLE XIII OF THE BY-LAWS WITH RESPECT TO THE PROCEDURES FOR AMENDING THE BY-LAWS, INCLUDING THE INVESTMENT RESTRICTIONS PROVIDED IN SECTION 1 OF ARTICLE XI OF THE BY-LAWS

         Article XI, Section 1 of the Fund's By-Laws sets forth various investment restrictions. Article XIII of the Fund's By-Laws provides that the
Article XI restrictions and Article XIII itself can be amended only by a shareholder vote. In particular, such amendments must be approved by the lesser of (1) more than 50% of the outstanding voting shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholder meeting. All other articles of the By-Laws may be amended by a majority vote of the Directors without shareholder approval.

         There is no provision in 1940 Act or applicable state law that requires shareholder approval to amend any provision of the By-Laws. Management believes that most recently organized investment companies do not have by-laws that require shareholder approval of by-law amendments. Fund management and the Directors believe that it is unnecessarily costly and burdensome for the Fund to have to seek shareholder approval whenever changes in market conditions or applicable laws or regulation may warrant a change in the By-Laws. The need for such shareholder approval can detract from the Fund's investment flexibility and may inhibit the Fund's investment performance.

         Thus, the Directors propose that Article XIII of the By-Laws be amended so that amendments of Section 1 of Article XI of the By-Laws, relating to the

Fund's investment restrictions, and Article XIII relating to amendments of that Article, may be approved by a majority vote of the Directors at any meeting of the Directors. Exhibit B sets forth in detail the proposed amendment to Article XIII of the By-Laws.

         The primary purpose of this Proposal is to give the Fund greater investment flexibility by permitting it to react more quickly to changes in market conditions and applicable laws and regulations, and to save the shareholders the expense of additional shareholder meetings which would be required to make changes from time to time with respect to the Fund's investment restrictions.

VOTE REQUIRED

         The favorable vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, assuming a quorum is present, or
(2) more than 50% of the outstanding voting Shares of the Fund is required to approve this Proposal.

RECOMMENDATION OF THE DIRECTORS

         The Directors have concluded that the proposed amendment may benefit the Fund by providing increased investment flexibility, which may result in enhanced Fund performance. Accordingly, the Directors recommend voting FOR the proposed amendment. If the Proposal is not approved Article XIII of the Fund's By-Laws will remain unchanged.


PROPOSAL NO. 3:   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

         The Directors, including a majority of those Directors who are not "interested persons" of each Fund, as such term is defined in the 1940 Act, by a vote cast in person, selected Tait, Weller & Baker as independent public accountants to examine the books and securities and to certify from time to time financial statements of the Fund for the fiscal year ending December 31, 1997, subject to ratification by the shareholders of the Fund. The 1940 Act provides that if the Directors' selection of independent public accountants is not ratified by the shareholders, the vacancy may be filled by a majority vote of the outstanding Shares either at this Meeting or at a subsequent meeting called for that purpose. A representative of Tait, Weller & Baker will be available by telephone conference call at the Meeting and will be available to make a statement should that representative so desire and to answer any questions.

VOTE REQUIRED

         The favorable vote of the holders of a majority of the outstanding voting Shares of the Fund voting at the Meeting, assuming a quorum is present, is required to ratify this selection of independent public accountants.

RECOMMENDATION OF THE DIRECTORS

         The Directors recommend that shareholders vote FOR this Proposal. In the event shareholders do not approve this Proposal, the Directors will consider other alternatives.

                        INFORMATION ABOUT FUND AFFILIATES

         First Investors Management Company, Inc. ("FIMCO") serves as adviser to the Fund. FIMCO supervises and manages the Fund's investments, determines the Fund's portfolio transactions and supervises all aspects of the Fund's operations. FIMCO is located at 95 Wall Street, New York, New York 10005. First Investors Corporation ("FIC") acts as underwriter and distributor for the Fund. FIC is also located at 95 Wall Street, New York, New York 10005. Administrative Data Management Corp., 581 Main Street, Woodbridge, New Jersey 07095-1198, acts as transfer and dividend disbursement agent for the Fund and as redemption agent for regular redemptions.


                              SHAREHOLDER PROPOSALS

         A proposal from a shareholder of the Fund intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and proxy card relating to such meeting. The Fund is organized as a Maryland Corporation. Under Maryland law and the Fund's Articles of Incorporation and By-Laws, meetings of the shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.


                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.


                       METHOD AND EXPENSE OF SOLICITATION

         The cost of preparing, assembling and mailing the Proxy materials will be borne by the Fund. In addition to the solicitation of Proxies by the use of the mails, the Fund may, if necessary to obtain the requisite representation of shareholders, solicit Proxies by telephone, telegraph and personal interview by employees of FIC and any of its affiliates, or through securities dealers. While there is no current intent to do so, the Directors have authorized the officers of the Fund to retain the services of a proxy soliciting firm if the officers determine that it is appropriate to do so. The cost of soliciting Proxies, including the preparation and mailing of the Proxy and Proxy Statement and including reimbursement to dealers and others who forward proxy material to their clients, will be borne by the Fund.

                                            By Order of the Board of Directors,


                                            Concetta Durso
                                            Secretary



New York, New York
March 10, 1997

                                                                      EXHIBIT A

                   CHANGES TO BE EFFECTED BY PROPOSAL NO. 1(a)
                   -------------------------------------------

FUNDAMENTAL POLICY PROPOSED TO BE AMENDED AND BECOME NON-FUNDAMENTAL
  (ADDITIONS TO TEXT ARE UNDERLINED; DELETIONS ARE IN BRACKETS.)

         The Fund will not:

                  With  Respect  to 75% of the Fund's Total Assets,  [P]purchase
                  ------------------------------------------------
         the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of each issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

                       ARTICLE XI, SECTION 1(c) OF BY-LAWS
                            PROPOSED TO BE ELIMINATED

                  (c) The Corporation shall not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Corporation's total assets (taken at current value) would be invested in the securities of such issuer, (b) the Corporation would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities), or (c) more than 25% of the Corporation's total assets (taken at current value) would be invested in the obligations of one or more issuers having their principal business activities in the same industry; provided, however, that the Corporation may invest more than 25% of its total assets in the obligations of Domestic Branches of U.S. Banks.


                   CHANGES TO BE EFFECTED BY PROPOSAL NO. 1(c)
                   -------------------------------------------

FUNDAMENTAL POLICY PROPOSED TO BE AMENDED AND BECOME NON-FUNDAMENTAL
  (ADDITIONS TO TEXT ARE UNDERLINED; DELETIONS ARE IN BRACKETS.)

         The Fund will not:

                  (7) [Purchase]  Invest in the  securities of other  investment
                                  ---------                           ----------
         companies or investment trusts[,] except [as they may be acquired as part of a merger, consolidation or acquisition of assets] to the extent
                                                                   -------------
         permitted by law.
         ----------------


                       ARTICLE XI, SECTION 1(d) OF BY-LAWS
                            PROPOSED TO BE ELIMINATED

                  (d) The Corporation shall not purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                                                                      EXHIBIT B

                    CHANGES TO BE EFFECTED BY PROPOSAL NO. 2
                    ----------------------------------------

                             (DELETIONS IN BRACKETS)


                                  ARTICLE XIII

                                   AMENDMENTS

         SECTION 1. The By-Laws of the Corporation may be amended, added to, rescinded or repealed at any meeting of the shareholders, or by a majority vote of the directors then in office at any meeting of the Board of Directors, provided notice of the substance of the proposed change is contained in the notice of the meeting or any waiver thereof[; except that after the initial issue of any shares of capital stock of the Corporation, the provisions of
Section 1 of Article XI hereof and this Article XIII may be altered, amended or repealed only upon the affirmative vote of the lesser of (i) more than fifty percent (50%) of the outstanding shares of the capital stock of the Corporation, or (ii) sixty-seven percent (67%) or more of the shares of capital stock present at a meeting if more than fifty percent (50%) of the outstanding shares of capital stock of the Corporation are represented at the meeting in person or by proxy].

                           VOTE THIS PROXY CARD TODAY!
                                                ------
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                      THE EXPENSE OF FURTHER SOLICITATIONS

                              RETURN THE PROXY TO:
                                PROXY DEPARTMENT
                      ADMINISTRATIVE DATA MANAGEMENT CORP.
                                 581 MAIN STREET
                          WOODBRIDGE, NEW JERSEY 07095

                                      PROXY

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.



PLEASE DETACH BEFORE MAILING
--------------------------------------------------------------------------------

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
                 SPECIAL MEETING OF SHAREHOLDERS, APRIL 18, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) as proxies Concetta Durso and Dale Kaplan, each with power of substitution, and hereby authorize(s) each of them to represent and to vote, as designated below, all the shares of New York Insured Tax Free Fund, Inc. (the "Fund") held of record by the undersigned on February 21, 1997, at the special meeting of shareholders to be held on April 18, 1997, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.

         The undersigned hereby acknowledge(s) receipt of the Proxy Statement prepared on behalf of the Board of Directors with respect to the matters designated below. Please date and sign this proxy and return it in the enclosed postage-paid envelope. Your Fund's Board of Directors recommends that you vote FOR each proposal in the Proxy Statement. Please indicate your vote by an "X" in the appropriate boxes below. IF YOU SIMPLY SIGN THIS PROXY WITHOUT MARKING ANY BOXES, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" EACH OF THE PROPOSALS.

1(a). Eliminate the fundamental investment policy and related provision in the By-Laws regarding portfolio diversification (PROPOSAL NO. 1(a)).

          FOR  /   /     AGAINST   /  /       ABSTAIN /  /

1(b). Eliminate the fundamental investment policy and related provision in the By-Laws relating to investing in unseasoned issuers (PROPOSAL NO. 1(b)).

          FOR  /   /     AGAINST   /  /       ABSTAIN /  /

1(c). Eliminate the fundamental investment policy and related provision in the By-Laws relating to investing in other investment companies (PROPOSAL NO. 1(c)).

          FOR  /   /     AGAINST   /  /       ABSTAIN /  /

2. Approve an amendment of Article XIII of the By-Laws regarding procedures for amending the By-Laws, including amendments of the investment restrictions in Section 1 of Article XI of the By-Laws (PROPOSAL NO. 2).

          FOR  /   /     AGAINST   /  /       ABSTAIN /  /

3. Ratify the selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending December 31, 1997 (PROPOSAL NO. 3).

          FOR  /   /     AGAINST   /  /       ABSTAIN /  /




                                ------------------------------------------------
                                Signature                                 Date




                                ------------------------------------------------
                                Additional Signature if held jointly      Date

Dear Shareholder:

         We are pleased to enclose a Proxy Statement and a proxy card for a special meeting of shareholders of the First Investors New York Insured Tax Free Fund, Inc. (the "Fund") to be held on April 18, 1997.

         YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL IN THE ENCLOSED PROXY STATEMENT BY SIGNING AND RETURNING THE PROXY CARD. THE PROXY STATEMENT DOES NOT CONTAIN ANY PROPOSAL TO INCREASE FEES OR CHANGE THE FUND'S INVESTMENT OBJECTIVE OF SEEKING A HIGH LEVEL OF INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES, AND THE FEDERAL ALTERNATIVE MINIMUM TAX.

         The Proxy Statement seeks your approval to eliminate fundamental investment policies and similar provisions in the Fund's By-Laws governing diversification, investments in unseasoned issuers, and investments in other investment companies. These policies and provisions impose restrictions on the Fund which go beyond the requirements of federal law and those that are employed by many similar investment companies. Your Directors believe that these restrictions unnecessarily limit your Fund from taking advantage of potential investment opportunities that could improve the Fund's performance. In two of the three cases, the policies would be replaced by less restrictive non-fundamental policies that could be amended by the Directors.

         The Proxy Statement also seeks your approval to amend the Fund's By-Laws to allow all changes to the By-Laws to be accomplished by a majority vote of the Fund's Directors. The By-Laws currently require your approval for any change in investment restrictions set forth in the By-Laws and in the process by which By-Law amendments are made. Your Directors believe that the requirement to seek shareholder approval can be costly and can inhibit the Fund's flexibility in responding to regulatory and market changes.

         Finally, the Proxy Statement asks you to ratify the selection of Tait, Weller & Baker as the Fund's independent public accountants for the 1997 fiscal year.

         IF YOU HOLD SHARES IN MORE THAN ONE FUND ACCOUNT, YOU WILL RECEIVE A SEPARATE PROXY CARD FOR EACH ACCOUNT YOU HOLD. PLEASE BE SURE TO SIGN AND RETURN EACH PROXY CARD REGARDLESS OF HOW MANY YOU RECEIVE. YOUR PROMPT ATTENTION WILL BENEFIT ALL SHAREHOLDERS BY REDUCING PROXY SOLICITATION COSTS.

                                                    Sincerely,


                                                    /s/ Glenn O. Head
                                                    ---------------------------
                                                    Glenn O. Head, President

New York, New York
March 10, 1997

               PLEASE VOTE NOW AND HELP REDUCE SOLICITATION COSTS.